CannBioRx Life Sciences



CORPORATE PRESENTATION

MAY 2019

DISCLAIMER

The information contained herein is being provided to you in connection with, and has been prepared for use only in connection with, the private placement (the "Placement") of securities (the "Securities") of KBL Merger Corp. IV (the "Company"). The Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws, and may not be re-offered or re-sold absent registration or an applicable exemptions from the registration requirements.

This presentation contains forward-looking statements. All statements other than statement of historical facts contained in this presentation, including statements regarding possible or assumed timing and completion of the Company's merger with CannBioRx Life Sciences. ("CannBioRx Life Sciences") future results of operations, business strategies, development plans, clinical trial plans, regulatory activities, competitive position, potential growth opportunities, and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's or CannBioRx Life Sciences actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "project," "estimate," or "potential" or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company and CannBioRx Life Sciences have based these forward-looking statements largely on their current expectations and projections about future events and financial trends that each believe may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond the Company's or CannBioRx Life Sciences control. The events and circumstances reflected in these forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, new risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties that the Company of CannBioRx Life Sciences may face. Except as required by applicable law, neither the Company nor CannBioRx Life Sciences plans to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

This presentation also contains estimates, projections, and other information concerning Company's and CannBioRx Life Sciences industry, business and the markets for certain of CannBioRx Life Sciences product candidates, including data regarding the estimated size of those markets, and the incidence and prevalence of certain medical conditions and genetic populations. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Unless otherwise expressly stated, the Company and CannBioRx Life Sciences obtained this industry, business, market and other data from reports, research surveys, clinical trials, studies and similar data prepared by market research firms and other third parties, from industry, medical and general publications, and from government data and similar sources.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval, or permission required by it in connection with the Securities or the Placement. The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities, or similar laws.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

CHRONIC INFLAMMATION HAS HUGE UNMET NEEDS


TIME
BUSH'S
MILITARY RECORDS
IS DISNEY MOUSETRAPPED?
THE SECRET KILLER
The surprising link between INFLAMMATION and HEART ATTACKS, CANCER, ALZHEIMER'S and other diseases
What you can do to fight it

CANNBIORx ADDRESSES MANY OF THESE PROBLEMS

Mission

To develop novel drugs, including man-made cannabinoids, that fulfill unmet needs in inflammatory diseases and fibrosis using the expertise of three founding luminaries in the therapeutics field who created CannBioRx's unique and interactive drug development programs.



CHRONIC INFLAMMATION HAS HUGE UNMET NEEDS I

CANNBIORx ADDRESSES THESE PROBLEMS

OUR PRIORITIES

Market Size

PAIN



- Musculoskeletal (shoulder, knee, hands)
- Neuropathic

>100 million affected globally[1]

$63 bn (2018)[2]

Treatment – cannabinoid in novel formulation/cannabinoid + other drug in novel formulation cannabinoid + α7nAChR agonist in novel formulation.

INFLAMMATORY ARTHRITIS



- Rheumatoid arthritis
- Psoriatic arthritis

>10 million affected globally[3]
>2 million affected globally[4]

$21 bn (2018)[5]

Treatment – early arthritis – cannabinoid in novel formulation

FIBROSIS



- Hand: Dupuytren's disease (Phase 2b/3)
- Frozen shoulder

>20 million affected globally[6]
>20 million affected globally[7]

$5.5 bn (2018)[8]

Treatment – anti-TNF (adalimumab) for both

ULCERATIVE COLITIS



- Inflammatory bowel disease

>1 million affected globally[9]

$5.5 bn (2018)[10]

Treatment – early – α7nAChR agonist

CHRONIC INFLAMMATION HAS HUGE UNMET NEEDS II

CANNBIORX LIFE SCIENCES

ADDITIONAL AREAS OF POTENTIAL FOCUS

Market Size

MULTIPLE SCLEROSIS



- Paralysis, muscle spasm, weakness, eye problems progressing to disability
- Affects more than **2.5 million** people globally[11]

Treatment – cannabinoid + α7nAChR agonist in novel formulation

$23 bn (2018)[12]

GOUT



- Acute pain, joint damage, increased cardiovascular risk, erectile dysfunction
- Affects more than **20 million** people globally[13]

Treatment – cannabinoid + α7nAChR agonist in novel formulation

$3 bn (2018)[14]

POST-OPERATIVE NEUROLOGICAL DYSFUNCTION



- More than **1.3 million hip fractures annually**[15]
- 25% of elderly patients suffer from delirium after hip fractures, and 7% suffer from long-term problems[16]

Treatment – anti-TNF therapy pre-Op

$3 bn (2021)[17]

FIBROMYALGIA



- Chronic generalized pain and disability
- Affects more than **10 million** people globally[18]

Treatment – cannabinoid in novel formulation, cannabinoid plus other drug in novel formula

$1.8 bn (2022)[19]

CANNBIORX
LIFE SCIENCES

KBL/CANNBIORX INVESTMENT RATIONALE

Attractive valuation compared to comparable companies

Unique investment at **intersection of the cannabis and biotech** industries

Proven capacity to complete clinical trials quickly and efficiently using UK and then worldwide facilities

Expertise in repurposing drugs to potentially limit Phase I trials

Clinical and Lab **research expenses have been low** - leveraging support from major medical institutions and large grants

Global network of motivated clinicians and clinical resources to optimize **cost-effective clinical trials**

Extensive and unique pipeline increases the likelihood of success

FIRST-IN-CLASS THERAPEUTICS FOR INFLAMMATION AND FIBROSIS

Science team led by 3 therapeutics pioneers from 3 great university centers
- **University of Oxford, Hebrew University, Stanford Medical Center**

Phase 2b/3 **Clinical Stage Program** for Dupuytren's contracture, recruitment in progress

Developing **3 families of novel drugs** for inflammatory & fibrotic diseases

Synthetic cannabis compounds and endocannabinoids were discovered by Co-Founder **Raphael Mechoulam.** His development of novel cannabinoids is a major CannBioRx program

World's biggest drug class since 2012, anti-TNF invented by Co-Founder **Marc Feldmann**. New patented uses of anti-TNF is a major CannBioRx program

Novel oral compounds to control **brain-immune interactions in inflammation**

Compounds used in combination therapy, a successful concept developed by our Founder Scientists

CANNBIORX LIFE SCIENCES

CO-FOUNDED BY 3 PIONEERS OF MEDICAL SCIENCE



Prof Sir Marc Feldmann Discoverer and Pioneer of Anti-TNF Therapy

Co-Chairman

- University of Melbourne, Walter & Eliza Hall Institute, Kennedy Institute, University of Oxford
- Analysis of human rheumatoid synovium led to anti-TNF therapy, world's biggest drug class, $36 billion annually[20]
- Knighted 2010; Fellow Royal Society, Fellow Australian Academy Science, Foreign Member National Academy of Sciences. Recipient: Lasker Award, Crafoord Prize, Canada-Gairdner Award, Paul Janssen Award, Ernst Schering Prize, European Inventor of year 2007, Companion Order of Australia. Centocor sale to J&J at $4.9 billion was due to anti-TNF (Remicade) developed by Sir Marc Feldmann



Prof Lawrence Steinman Pioneer of Tysabri for Multiple Sclerosis and Inflammatory Bowel Disease

Co-Chairman

- Harvard Medical School, Prof Stanford University, Prof of Neurology and Pediatrics
- Analysed human multiple sclerosis brain tissue to discover key role of integrins. Led to Natalizumab, highly effective treatment for MS and Inflammatory Bowel Diseases, sales $2 billion annually. Member National Academy of Sciences, National Academy of Medicine
- Charcot Prize, Dystel Prize, Cerami Prize, Frederik Sasse Prize. Board Member of Centocor, sold to J&J for $4.9 billion. Founder, Board Member of Neurocrine, mkt cap $8 billion[21]



Prof Raphael Mechoulam Pioneer of Cannabis chemistry, Discover of endocannabinoid system

Founder

- Weizmann Institute of Science, Rockefeller University, Hebrew University of Jerusalem
- Israel Prize in Exact Sciences
- Member of Israel Academy of Science and Humanities
- Co-founded CannBioRx to develop novel man-made cannabis related treatments for pain and inflammation

MANAGEMENT TEAM



Dr Marlene Krauss CEO

- Harvard Business School, Harvard Medical School, Cornell University
- Assistant Prof of Ophthalmology (retinal surgery) - NY Hospital
- CEO of 4 SPACS and 3 VC Funds (Investors: Novartis and Allianz)
- Invested over $1 billion in early and mid stage companies including:
  - Summit Technology - Developed LASIK, bought by Alcon for $900 million[22]; Candela Syneron - First dermatologic laser to treat pigmented lesions; Neuronetics - first external device to treat depression; Pneumrx - first non invasive device to treat COPD. Sold to BTG for $475 million including milestones[23]; Genzyme Transgenics - FDA approved drug produced by genetically engineered animals



Dr Jonathan Rothbard CSO

- Columbia University. Rockefeller University, NY
- Imperial Cancer Research Fund
- Founder CannBioRx Life Sciences
- Founder of Amylin. Sold to AstraZeneca and Bristol-Myers Squibb for $5.3 billion[24]



Mr George Hornig COO

- Harvard College, Harvard Business School, Harvard Law School
- Co-Founder and COO of Wasserstein Perella; Executive Vice President and COO of Deutsche Bank Americas; Managing Director and COO of Credit Suisse Asset Management; Senior Managing Director and COO of Pinebridge Asset Management; Public company Director - Forrester Research, Veridian, Unity Life, Syntax , KBL I and IV; Co-Founder and Chairman of Office Tiger (outsourcing to India company) sold to RR Donnelly in 2006 for $250 million[25]; Chairman of Daily Candy (first email curated newsletter) sold to Comcast in 2008 for $125 million[26]



Prof Jagdeep Nanchahal CMO

- Imperial College London, Kennedy Institute, University of Oxford
- Surgeon-scientist; now leading the Phase 2b/3 study funded by the Wellcome Trust and the UK Department of Health
- Fellow of the Royal College of Surgeons

CANNBIORX TEAM

CANNBIORX LIFE SCIENCES

WORLD CLASS TEAM:
SCIENTISTS WHO SUCCESSFULLY DEVELOPED BLOCKBUSTER DRUGS

COMBINED WITH:
HEALTHCARE INVESTORS WHOSE COMPANIES CREATED NEW INDUSTRIES AND STANDARDS OF CARE



MAIN BOARD:
Sir Marc Feldmann and Dr Lawrence Steinman (Co-Chairmen)
Dr Marlene Krauss (CEO)
Dr Jonathan Rothbard (CSO)
Mr George Hornig (COO)

OTHER KEY STAFF:
Prof Jagdeep Nanchahal (CMO)

SCIENTIFIC ADVISORY BOARD/ KEY ADVISORS:
Prof Raphael Mechoulam
Prof Ruth Gallily
Prof Avi Domb
Dr Kevin Tracey
Dr Glenn Larsen
Dr Robert Kamen
Prof John Todd
Prof Sallie Lamb





CANNBIORX LIFE SCIENCES DEVELOPMENT PROGRAM



FIBROSIS PROGRAM

Clinical

1. **Fibrosis represents major unmet medical needs**
2. Further Dupuytren's trials (now Phase 2B/3) if needed for EMA and FDA approval
3. Initiate Frozen Shoulder Trial
4. Initiate Post Operative Cognitive Dysfunction/ Delirium Trial

6. Preclinical

- Initiate NASH studies (liver, fatty liver progress to fibrosis)
- Explore new targets which require new drugs
- License new drugs for new targets



CANNABINOID PROGRAM

1. Non psychoactive cannabinoids for inflammation and pain
2. Develop **standardized and reproducible pharmaceuticals**
3. Safety/toxicology
   Efficacy testing
4. Formulation optimization in parallel (novel)
5. Initiate GMP production and plan MHRA/ EMA /FDA filing

6. Initial clinical trials

- Pain
- Arthritis



α7nAChR PROGRAM

1. Choose optimal α7nAChR agonists
   - Efficacy testing
   - ADME
2. Initiate GMP production and IND filing
3. Plan clinical trials
4. Extend patent portfolio
5. Evaluate other compounds

6. Initial clinical trials

- Ulcerative colitis

THESE FAMILIES ARE SAFE WITH MUCH 'TESTING' OR USE OVER YEARS AND CAN BE USED IN COMBINATION

FIBROTIC DISEASES

Fibrosis represents huge unmet medical need

Fibrotic disease program has patented the use of **anti-TNF** or **anti-TNFR2** alone and in combination with **anti-IL-33** for fibrotic diseases, including:

- Dupuytren's disease
- Frozen shoulder
- Other local and systemic fibrotic conditions

Claims granted, with **long patent life**

Additional **new targets** found and patents filed

Discoveries based on in-depth study of human tissues

Unique program to study liver fibrosis underway initiated (biggest unmet need in fibrosis), also based on human samples and state of the art technology at University of Oxford .



Prof Jagdeep Nanchahal



Dr Glenn Larsen



Prof Sallie Lamb

DUPUYTREN'S DISEASE CLINICAL PROGRAM



Disease Progression



Late disease, impaired hand dysfunction

Debilitating disease with no approved therapeutic for early stage disease

4%

Affects ~4% of population in USA and UK/Europe[27]

Completed a dose ranging study in Phase 2a 2018, published

2020

Recruitment in progress for Phase 2b/3

- 181 participants in UK and the Netherlands
- Results of study available in Q4 2020



LARGE MARKET OPPORTUNITY FOR DUPUYTREN'S DISEASE

Estimated future worldwide market for Dupuytren's >$1B per year

800,000 US[28]



400,000 EU[29]



4% of the population of the US and EU suffer from Dupuytren's disease[30]

1% will be symptomatic and require treatment

Cost of injection will be £1,000

Assumes 25% of patients will be symptomatic and need treatment

Assumes 25% of symptomatic patients will receive treatment

$2.0 B revenue if 1 injection per year

$7.5 B revenue if 4 injections per year

£3.9 B - current cost of surgery to treat DD per year[31]



Prof Jagdeep Nanchahal

ADDITIONAL CLINICAL INDICATIONS





FROZEN SHOULDER

Painful inflammatory condition that progresses to scarring, limiting movement

Affects 2-9% of the population, more common in diabetics[32]

Only treatment for early stage is local steroid injection for short term relief

Phase 2 clinical trial planned for local injection anti-TNF, initiates Q1 2020

FIBROSIS OF THE LIVER

Long-term damage characterized by the replacement of normal liver tissue by scar tissue

Most commonly caused by non-alcoholic fatty liver disease, which affects 30% of the US population[33]

~2% of patients with non-alcoholic fatty liver disease and 15-20% with non-alcoholic steatohepatitis (NASH) progress to cirrhosis[34]

No approved therapeutic for NASH

FORESIGHT 20 YEARS BEFORE BANDWAGON: FELDMANN-MECHOULAM PATENT & PAPER

(12) **United States Patent**
Feldmann et al.

(10) **Patent NO.: US 6,410,588 B1**
(45) **Date of Patent: Jun. 25, 2002**

(54) **USE OF CANNABINOIDS AS ANTI-INFLAMMATORY AGENTS**

(75) Inventors: **Marc Feldmann** (London), **Anne-Marie Malfait**, Surrey, both of (GB); **Ruth Gallily; Raphael Mechoulam**, both of Jerusalem (IL)

(73) Assignees: **The Mathilda and Terence Kennedy Institute of Rheumatology**, London (GB); **Yissum Research and Development Company of the Hebrew University of Jerusalem**, Jerusalem (IL)

(57) **ABSTRACT**

The application relates to the identification that cannabinoids, such as cannabidiol can be used to treat inflammatory diseases. Cannabinoids for use in treating inflammatory diseases and cannabinoids in combination with pharmaceutically acceptable carriers are claimed.

The nonpsychoactive cannabis constituent cannabidiol is an oral anti-arthritic therapeutic in murine collagen-induced arthritis

A.M. Malfait*≠, R. Gallily≠•, P.E. Sumariwalla*, A.S.Malik*, E.Andreakos*, R.Mechoulam•, and Marc Feldmann*§

* Kennedy Institute of Rheumatology, 1 Aspenlea Road, Hammersmith, London W6 8LH, United Kingdom; and ≠Hebrew University, Hadassah Medical School, P.O.B, Jerusalem 91120, Israel

Edited by Anthony Cerami, The Kenneth S. Warren laboratories, Tarrytown, NY, and approved June 2, 2000 (received for review March 10, 2000)





CANNABINOIDS FOR PAIN AND INFLAMMATION



Developing **pharmaceutical grade non psychoactive man-made cannabinoids** to treat inflammation and pain



Pure and reproducible formulations, which will be delivered using novel technology



Eliminates the variability of composition and potency of the prior generation of cannabinoids; **no involvement with plant**



Clinical trials with optimized dosages to ensure safety and efficacy according **to FDA and EMA standards**

CANNABINOID PROJECT WAS INITIATED IN 1998 WITH ISRAELI EXPERTS SEEKING ORALLY AVAILABLE ANTI-TNF AGENTS



Prof Raphi Mechoulam
Pioneer chemist, described THC, CBD, endocannabinoids



Prof Ruth Gallily
Immunologist, discovered anti-inflammatory effect of CBD while on sabbatical with **Prof Marc Feldmann**

Unable to proceed clinically due to politics and hence no funding

- **1998-2000** — CBD effective anti-arthritis drug (Malfait et al PNAS, 2000)
- **2002-2005** — New synthetic compounds patented
- **2017** — CBRx plan forms
- **2018** — CBRx Pharma initiated in Canada and UK
- **2019** — HU 436 patent issues. Other newly synthesized compounds made in Jerusalem tested in Israel and UK by Prof R Williams and best patented
- **2019** — **Prof Avi Domb (Jerusalem)** - Inventor of **Pro-nano-liposphere** technology to increase absorption and reduce first pass degradation joins as collaborator who will drive pharmacological development





Prof Avi Domb

MAIN TARGETS ARE PAIN AND INFLAMMATORY DISEASES:
Early arthritis, rheumatoid arthritis, osteoarthritis, multiple sclerosis

CANNBIORX LIFE SCIENCES

WHAT MEDICAL UNMET NEEDS WILL CANNABINOIDS ADDRESS?

Market Size

PAIN



- Musculoskeletal (shoulder, knee, hands)
- Neuropathic

>100's million affected globally[1]

Treatment – cannabinoid in novel formulation/cannabinoid + other drug in novel formulation

$63 bn (2018)[2]

MULTIPLE SCLEROSIS



- Paralysis, muscle spasm, weakness, eye problems progressing to disability
- Affects more than **2.5 million** people globally[11]

Treatment – cannabinoid + α7nAChR agonist in novel formulation

$23 bn (2018)[12]

INFLAMMATORY ARTHRITIS



- Rheumatoid arthritis — >10 million affected globally[3]
- Psoriatic and inflammation — >2 million affected globally[4]

Treatment – early arthritis – cannabinoid in novel formulation

$21 bn (2018)[5]

OSTEOARTHRITIS



- Hands, knees, hip etc
- Degeneration and inflammation

>50 million affected globally[35]

Treatment – cannabinoid in novel formulation/cannabinoid + other drug in novel formulation/ cannabinoid + α7nAChR agonist in novel formulation.

$8 bn (2017)[36]

GOUT



- Acute pain, joint damage, increased cardiovascular risk, erectile dysfunction
- Affects more than **20 million** people globally[13]

Treatment – cannabinoid + α7nAChR agonist in novel formulation

$3 bn (2018)[14]

WHAT IS α7NACHR PROGRAM DOING THAT IS UNIQUE IN INFLAMMATION?

- **Target: α7nAChR:**
  - essential receptor in the body's anti-inflammatory system controlled by the brain
- Repurposing drugs developed by large pharma that were safe, but unsuccessful for treating Alzheimer's Disease and Schizophrenia
- None of these drugs explored for efficacy in reducing inflammation
- Developing orally available, patentable analogs with Evotec GMBH
- Drugs appear to stimulate vagal nerve, leading to localized anti-inflammatory response controlled by the brain
- Nicotine consumption protects against lupus, schizophrenia, and ulcerative colitis
- **First clinical trial targeted for patients who recently ceased smoking and developed ulcerative colitis**







COMMERCIAL OPPORTUNITY: REPURPOSE α7NACHR AGONIST AS AN ANTI-INFLAMMATORY WITH EVOTEC GMBH

CANNBIORX GOAL:

Identify and patent a CNS penetrant, orally available small molecule α7nAChR agonist

Equally active as the biologics like anti-TNF

Perhaps more effective because reduces multiple cytokines

Activates body's natural anti-inflammatory pathway for α7nAChR

Proven lack of toxicity

Clinical target:

patients with ulcerative colitis whose disease starts after recently stopping smoking preclinical target late 2020, FDA filing 2021

Other targets: arthritis, multiple sclerosis, gout







SUMMARY OF PATENT PORTFOLIO

CANNABINOID

- HU 436 (Issued US) divisionals in progress
- Others to be filed on new molecules and formulations

FIBROSIS

- Family A1 - Treatment early stage Dupuytren's disease *Application Oct 12, 2017*
- Family A2 - Treating a localized fibrotic disorder using an IL-33 antagonist *Application Sept 2016*
- Family A3 - Treating a localized fibrotic disorder using a TNFR2 *Application Sept 2016*
- Family A4 - Treating a localized fibrotic disorder using IL-33/TNF bispecific
- Family A5 - Treating systemic fibrotic disorders with IL33/TNF bispecific
- Family B1 - Treatment for Dupuytren's disease
- In negotiation: Patents for post-operative neurological dysfunction

α7NAChR

- Self assembling fibrils as α7nAChR agonists for inflammation
- Chemical composition of α7nAChR selective partial agonist third quarter 2019

WHAT ARE CANNBIORX PRIORITIES?

Developing its portfolio of safe and novel therapeutics in a cost-effective manner

Enlarging its patent portfolio

Continuing its novel clinical trial strategy:

- Use of academic experts as trial leaders
- Funding from public institutions (e.g. Wellcome Trust) decreases cost significantly

Keep control of therapeutics as long as possible:

- If trials remain inexpensive there is less need for partners or early divestment
- Perform many trials in UK which has recruitment and trials support in NHS
- Phase 3 trials mainly in Australia

Work with leading experts globally:

- Recruitable because of strength and reputation of CannBioRx team



Prof Mechoulam receiving Honorary Doctorate in Madrid.



Prof Sir Marc Feldmann in his office with Gairdner Award, European Inventor of Year, and Lasker Award.



Dr Lawrence Steinman signing National Academy of Science register.

CANNBIORX LIFE SCIENCES

WHY IS CANNBIORX DESTINED TO BE A SUCCESSFUL COMPANY?
KEY POINTS

Global company: US, UK, Israel

Diversified programs

Cost-effective

Focus on huge therapeutic sector: inflammation

Led by 3 pioneers

Formed by integrating 3 companies sharing scientists:
- economies of scale
- avoid redundancy
- permit novel combinations to augment efficacy and patents
- each based on huge depth of prior peer reviewed research

Cost effective clinical development: use Oxford Clinical Trial Unit
- most phase 2 in UK
- some phase 3 in Australia
- Later trials for FDA registration need not all be done in US

Multiple back-up compounds and strategies

Experienced and adaptive management

CONCLUSION

Scientific team and founders are 3 pioneers in 3 outstanding university centers-University of Oxford, Hebrew University and Stanford Medical Center

Management includes experienced business people with expertise in financing and growing early stage healthcare companies

Phase 2b/possibly phase 3 clinical stage program for Dupuytren's contracture, **recruitment in progress**

Compounds used in combination therapy, a concept developed successfully by Founders

Expenses are low-significant grant funding and global network of resources to optimize cost-effective clinical trials leading to FDA and European registration

Development of 3 families of novel drugs targeting the huge market of inflammation and fibrosis increases likelihood of success

Unique investment at intersection of the cannabis and biotech industries

Attractive valuation compared with comparable companies

REFERENCES

1 http://nationalacademies.org/HMD/Reports/2011/Relieving-Pain-in-America-A-Blueprint-for-Transforming-Prevention-Care-Education-Research.aspx
2 https://www.globenewswire.com/news-release/2018/09/21/1574244/0/en/Global-Pain-Management-Therapeutics-Market-Will-Reach-USD-79-500-Million-by-2024-Zion-Market-Research.html
3 https://www.rheumatoidarthritis.org/ra/facts-and-statistics/
4 https://www.psoriasis.org/psoriatic-arthritis/know-the-signs
5 https://www.grandviewresearch.com/press-release/global-rheumatoid-arthritis-therapeutics-market
6 Anti-TNF Therapy for Dupuytren's Disease, Nanchahal Et Al, EBioMedicine 33 (2018) 282-288
7 Prevalence and Impact of Musculoskeletal Disorders of the Upper Limb in the General Population, Walker-Bone Et Al, Arthritis and Rheumatism 51:4 (2004)
8 https://www.marketresearchfuture.com/reports/dupuytren-s-contracture-market-4401
9 https://www.crohnscolitisfoundation.org/assets/pdfs/updatedibdfactbook.pdf
10 https://www.alliedmarketresearch.com/ulcerative-colitis-market
11 https://www.mstrust.org.uk/a-z/prevalence-and-incidence-multiple-sclerosis
12 https://databridgemarketresearch.com/reports/global-multiple-sclerosis-treatment-market/
13 Global Epidemiology of Gout, Kuo Et Al, Nat Rev Rheumatology 11:11 (2015)
14 https://www.grandviewresearch.com/industry-analysis/gout-therapeutics-market
15 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1488757/
16 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1488757/
17 https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1488757/
18 http://www.fmaware.org/about-fibromyalgia/prevalence/
19 https://www.strategyr.com/MarketResearch/ViewInfoGraphNew.asp?code=MCP-6917
20 https://markets.businessinsider.com/news/stocks/global-tumor-necrosis-factor-tnf-inhibitors-market-2018-2026-a-181-13-billion-market-opportunity-by-2026-1027334916
21 https://www.nytimes.com/1999/07/22/business/johnson-johnson-to-acquire-centocor.html
22 https://www.wsj.com/articles/SB959361504770500607
23 http://lifesciences.instinctif.com/news/2014/12/forbion-announces-sale-of-portfolio-company-pneumrx-to-btg-for-up-to-eur-385m-usd-475m
24 https://www.reuters.com/article/us-amylin-bristolmyerssquibb/bristol-myers-to-buy-amylin-for-about-5-3-billion-idUSBRE85T01O20120630?feedType=RSS&feedName=businessNews
25 https://www.business-standard.com/article/technology/r-r-donnelley-to-acquire-officetiger-for-250m-106032101007_1.html
26 https://www.businessinsider.com/2008/8/comcast-buys-dailycandy-for-125-million-beats-out-viacom-for-newsletter-business?r=US&IR=T
27 Anti-TNF Therapy for Dupuytren's Disease, Nanchahal Et Al, EBioMedicine 33 (2018) 282-288
28 Unraveling the Signaling Pathways Promoting Fibrosis in Dupuytren's Disease Reveals TNF as a Therapeutic Target, Verjee Et Al, PNAS (2013)
29 Unraveling the Signaling Pathways Promoting Fibrosis in Dupuytren's Disease Reveals TNF as a Therapeutic Target, Verjee Et Al, PNAS (2013)
30 Anti-TNF Therapy for Dupuytren's Disease, Nanchahal Et Al, EBioMedicine 33 (2018) 282-288
31 https://www.marketresearchfuture.com/reports/dupuytren-s-contracture-market-4401
32 Prevalence and Impact of Musculoskeletal Disorders of the Upper Limb in the General Population, Walker-Bone Et Al, Arthritis and Rheumatism 51:4 (2004)
33 Management of NAFLD: A Stage-Based Approach, Rinella Et Al, Nat Rev Gastroenterol Hepatol 13:4 (2016) 196-205
34 Management of NAFLD: A Stage-Based Approach, Rinella Et Al, Nat Rev Gastroenterol Hepatol 13:4 (2016) 196-205
35 Global Epidemiology of Gout, Kuo Et Al, Nat Rev Rheumatology 11:11 (2015)
36 https://www.grandviewresearch.com/industry-analysis/gout-therapeutics-market

CANNBIORX LIFE SCIENCES CORP

Registered Address

1201 Orange Street

Suite 600

Wilmington, DE 19801

USA



CORPORATE HQ

4 Palo Alto Square

3000 El Camino Real

Suite 200

Palo Alto, California

94306